NATIXIS FUNDS

Supplement dated November 19, 2014 to the Natixis Funds Statement of Additional Information dated May 1, 2014, as may be revised and supplemented from time to time, for the following funds:

ASG Global Alternatives Fund	Gateway Fund
ASG Managed Futures Strategy Fund	Loomis Sayles Strategic Alpha Fund
ASG Tactical U.S. Market Fund	McDonnell Intermediate Municipal Bond Fund

Effective immediately, the following disclosure within the section “Net Asset Value” is hereby amended and restated as follows:

•	Debt securities and unlisted equity securities — evaluated bids furnished to a Fund by an independent pricing service using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers.

Effective immediately, the bulleted sentence labeled “Short-Term Obligations” within the section “Net Asset Value” is hereby deleted in its entirety.

Effective immediately, the following disclosure within the section “Net Asset Value” is hereby amended and restated as follows:

•	Options — domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Option contracts on domestic indices shall be priced at the average of the closing bid and ask quotations as of the close of trading on the Chicago Board Options Exchange (“CBOE”). Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. Under normal market conditions, the Funds will generally consider the value of S&P 500® index options determined at the close of trading on the CBOE (normally 4:15 p.m., Eastern Time) to be the value at the close of the NYSE (normally 4:00 p.m., Eastern Time). However, if under the Funds’ valuation procedures a significant change in the value of the S&P 500® contracts is considered to have occurred between the close of the NYSE and the close of the CBOE, the Funds will consider the closing price on the CBOE to not reflect the value of the S&P 500® index options at the close of the NYSE. In such circumstances the S&P 500® index options will be fair valued. On the last business day of the month, the Funds will fair value the S&P 500® index options using the closing rotation values published by the CBOE. Over-the-counter (“OTC”) currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on prices obtained from broker-dealers.